EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Nelson, Chief Executive Officer and President (principal executive officer and principal financial officer) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Polar Molecular Holding Corporation on Form 10-KSB for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Polar Molecular Holding Corporation.

By:/s/ Mark Nelson
Name: Mark Nelson
Title: Chief Executive Officer and President
January 9, 2006

A signed original of this written statement required by Section 906 has been provided to Polar Molecular Holding Corporation and will be retained by Polar Molecular Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.